FOURTH AMENDMENT TO EMPLOYMENT CONTRACT

                                     between

                       Mid Atlantic Medical Services, Inc.
                                       and
                    MD-Individual Practice Association, Inc.

                                       and

                                GEORGE T. JOCHUM

This Agreement shall be the Fourth Amendment to the Employment Agreement between Mid Atlantic Medical Services, Inc. (the Company), MD-Individual Practice Association, Inc., and George T. Jochum (Executive) which was signed and delivered the 18th day of December, 1990. The first Amendment was dated September 11, 1992. The second Amendment was dated in 1993. The third Amendment was dated December 8, 1995.

The original contract provides for a special bonus to be paid to Mr. Jochum pursuant to Section 3.2. That provision provided for a bonus payment if certain criteria were attained. Mr. Jochum has agreed to forego this bonus for 1998. Additionally, the formula compensation adjustment of Section 3.1 did not anticipate a loss year. Therefore, a salary increase cannot be calculated. The purpose of this technical amendment is to clarify the above issues.

(1) The parties reaffirm and ratify the Original Contract, the First Amendment, the Second Amendment, and the Third Amendment in all respects except as provided below.
(2) Add the following at the end of Section 3.1: Notwithstanding the above, salary to be paid to the Executive for calendar year 1998 will be set at $1,350,000.00.
(3)  Add  the  following  to  Section  3.2  after  the  sentence   which  begins
     Additionally,  a  bonus  and  ends  with  certain  ascertainable  criteria:
     Notwithstanding the previous sentence, there shall be no such additional bonus for 1998.

Signed and delivered this 23rd day of February, 1998, in Rockville, Maryland by Mid Atlantic Medical Services, Inc., MD-Individual Practice Association, Inc., and George T. Jochum.

/s/ George T. Jochum
-------------------------------------
George T. Jochum



Mid Atlantic Medical Services, Inc.     MD-Individual Practice Association, Inc.



By:   /s/   Joseph L. Guarriello              By:   /s/   Joseph L. Guarriello
     ---------------------------                    ---------------------------
         Joseph L. Guarriello                       Joseph L. Guarriello
         Executive Vice President                   Executive Vice President
         and General Counsel                          and General Counsel